Exhibit 99.2

The St. Paul Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2004

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

Consolidated Results
Financial Highlights
Reconciliation to Net Income and Earnings Per Share
Statement of Income
Net Income by Major Component and Combined Ratio
Operating Income
Selected Statistics - Property and Casualty Operations
Written and Earned Premiums - Property and Casualty Operations

Commercial
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Net Written Premium

Specialty
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Net Written Premium

Personal
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Selected Statistics - Automobile
Selected Statistics - Homeowners and Other

Supplemental Detail
Asset Management
Interest Expense and Other
Consolidated Balance Sheet
Investment Portfolio
Investment Portfolio - Fixed Maturities Data
Net Investment Income
Net Realized and Unrealized Investment Gains (Losses)
Reinsurance Recoverables
Net Reserves for Losses and Loss Adjustment Expense
Asbestos and Environmental Reserves
Capitalization
Statutory to GAAP Shareholders’ Equity Reconciliation
Statement of Cash Flows
Statement of Cash Flows (continued)

Glossary of Financial Measures and Description of Operating Segments

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$303	$1,696	$955
Net income (loss) per share (1):
Basic	$0.78	$1.02	$0.98	$1.13	$1.35	$(0.42)	$0.51	$0.45	$3.91	$1.56
Diluted	$0.76	$0.99	$0.95	$1.09	$1.31	$(0.42)	$0.50	$0.44	$3.80	$1.53

Operating income (loss)	$339	$431	$442	$463	$614	$(310)	$372	$307	$1,675	$983
Operating income (loss) per share (1):
Basic	$0.78	$0.99	$1.02	$1.07	$1.41	$(0.47)	$0.56	$0.46	$3.86	$1.61
Diluted	$0.76	$0.96	$0.99	$1.04	$1.37	$(0.47)	$0.54	$0.45	$3.75	$1.58

Return on equity	13.1%	16.1%	15.0%	16.7%	19.0%	(5.4)%	6.7%	5.8%	15.3%	5.1%
Operating return on equity	14.2%	17.4%	17.3%	17.4%	21.9%	(6.3)%	7.5%	6.1%	16.6%	5.5%

Total assets, at period end	$65,384	$66,031	$63,535	$64,872	$65,070	$106,608	$109,683	$112,073	$64,872	$112,073
Total equity, at period end	$10,561	$11,316	$11,472	$11,987	$12,674	$19,930	$20,889	$21,201	$11,987	$21,201

Book value per share, at period end (1)	$24.22	$25.93	$26.35	$27.51	$28.98	$29.52	$30.91	$31.35	$27.51	$31.35
Adjusted book value per share, at period end	$22.23	$23.11	$23.91	$25.07	$26.18	$29.30	$29.63	$30.05	$25.07	$30.05

Weighted average number of common shares outstanding (basic) (1)	434.5	434.4	434.3	433.8	434.6	664.8	665.9	666.8	434.3	608.3
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	453.4	453.4	453.4	452.9	453.9	664.8	707.9	708.6	453.3	628.3
Common shares outstanding at period end (1)	436.1	436.4	435.4	435.8	437.3	668.5	669.2	670.3	435.8	670.3

Common stock dividends declared	$60.5	$60.4	$80.5	$80.4	$81.7	$146.9	$147.1	$147.5	$281.8	523.2

(1)     The number of shares and per share amounts for all periods presented have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004. Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.  Pursuant to the adoption of new accounting requirements effective in the fourth quarter of 2004, the calculations of diluted earnings per share for all periods presented have been revised to include, when dilutive, the impact resulting from inclusion of the Company’s $893 million, 4.5% contingently convertible debt.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Net income (loss)
Operating income (loss)	$339	$431	$442	$463	$614	$(310)	$372	$307	$1,675	$983
Net realized investment gains (losses)	1	10	(16)	26	(27)	35	(32)	(4)	21	(28)
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$303	$1,696	$955

Basic earnings per share (1)
Operating income (loss)	$0.78	$0.99	$1.02	$1.07	$1.41	$(0.47)	$0.56	$0.46	$3.86	$1.61
Net realized investment gains (losses)	—	0.03	(0.04)	0.06	(0.06)	0.05	(0.05)	(0.01)	0.05	(0.05)
Net income (loss)	$0.78	$1.02	$0.98	$1.13	$1.35	$(0.42)	$0.51	$0.45	$3.91	$1.56

Diluted earnings per share (1)
Operating income (loss)	$0.76	$0.96	$0.99	$1.04	$1.37	$(0.47)	$0.54	$0.45	$3.75	$1.58
Net realized investment gains (losses)	—	0.03	(0.04)	0.05	(0.06)	0.05	(0.04)	(0.01)	0.05	(0.05)
Net income (loss)	$0.76	$0.99	$0.95	$1.09	$1.31	$(0.42)	$0.50	$0.44	$3.80	$1.53

(1)     The per share amounts for all periods presented have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.  Pursuant to the adoption of new accounting requirements effective in the fourth quarter of 2004, the calculations of diluted earnings per share for all periods presented have been revised to include, when dilutive, the impact resulting from inclusion of the company's $893 million, 4.5% contingently convertible debt.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Revenues
Premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$5,269	$5,276	$12,545	$19,038
Net investment income (1)	456	456	458	499	619	642	667	735	1,869	2,663
Fee income	136	134	134	156	172	171	186	177	560	706
Asset management	—	—	—	—	—	121	132	137	—	390
Net realized investment gains (losses)	7	16	(23)	38	(42)	55	(49)	(3)	38	(39)
Other revenues	25	43	28	31	39	38	56	43	127	176
Total revenues	3,603	3,749	3,746	4,041	4,127	6,181	6,261	6,365	15,139	22,934

Claims and expenses
Claims and claim adjustment expenses	2,288	2,211	2,237	2,382	2,281	4,869	4,086	4,203	9,118	15,439
Amortization of deferred acquisition costs	462	484	512	526	526	805	820	827	1,984	2,978
General and administrative expenses	394	413	398	436	467	926	861	891	1,641	3,145
Interest expense	52	40	38	37	36	66	69	73	167	244
Total claims and expenses	3,196	3,148	3,185	3,381	3,310	6,666	5,836	5,994	12,910	21,806

Income (loss) before income taxes and minority interest	407	601	561	660	817	(485)	425	371	2,229	1,128
Income taxes	90	155	132	160	227	(217)	72	56	537	138
Minority interest, net of tax	(23)	5	3	11	3	7	13	12	(4)	35
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$303	$1,696	$955

Other statistics:
Effective tax rate on net investment income	24.6%	24.3%	24.2%	24.1%	26.6%	23.7%	23.0%	23.4%	24.3%	24.2%
Net investment income (after-tax)	$344	$345	$347	$379	$454	$490	$514	$562	$1,415	$2,020

Catastrophes, net of reinsurance:
Pre-tax	$67	$111	$128	$46	$20	$24	$612	$116	$352	$772
After-tax	44	72	83	30	13	16	402	80	229	511

(1)     Includes $127 million of pre-tax net investment income in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Underwriting gain (loss)	$(12)	$89	$105	$98	$160	$(789)	$(155)	$(263)	$280	$(1,047)
Net investment income	344	345	347	379	454	490	514	562	1,415	2,020
Asset management	—	—	—	—	—	34	37	42	—	113
Other, including interest expense (1)	7	(3)	(10)	(14)	—	(45)	(24)	(34)	(20)	(103)
Operating Income (loss)	339	431	442	463	614	(310)	372	307	1,675	983
Net realized investment gains (losses)	1	10	(16)	26	(27)	35	(32)	(4)	21	(28)
Net income (loss)	$340	$441	$426	$489	$587	$(275)	$340	$303	$1,696	$955

GAAP Combined Ratio (2), (3)
Loss and loss adjustment expense ratio	74.7%	69.5%	69.1%	69.9%	65.8%	93.1%	75.8%	78.2%	70.7%	79.4%
Underwriting expense ratio	25.2%	25.3%	25.6%	25.6%	26.1%	29.6%	28.0%	28.9%	25.6%	28.3%
Combined ratio	99.9%	94.8%	94.7%	95.5%	91.9%	122.7%	103.8%	107.1%	96.3%	107.7%

Impact of catastrophes on combined ratio	2.3%	3.6%	4.1%	1.4%	0.6%	0.5%	11.6%	2.1%	2.8%	4.0%
Impact of prior year reserve development on combined ratio	5.5%	0.5%	-0.4%	9.4%	1.3%	27.1%	1.6%	16.5%	3.8%	12.6%

(1)     Includes minority interests and, effective 2Q 2004, Nuveen Investments minority interest

(2)     Before policyholder dividends

(3)     Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Billing and policy fees	$22	$22	$22	$22	$23	$26	$26	$26	$88	$101
Fee income:
Loss and loss adjustment expenses	$59	$47	$56	$68	$76	$82	$87	$87	$230	$332
Other underwriting expenses	77	87	78	88	96	89	99	90	330	374
Total fee income	$136	$134	$134	$156	$172	$171	$186	$177	$560	$706

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Revenues
Premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$5,269	$5,276	$12,545	$19,038
Net investment income	456	456	458	499	619	642	667	735	1,869	2,663
Fee income	136	134	134	156	172	171	186	177	560	706
Asset management	—	—	—	—	—	121	132	137	—	390
Other revenues	25	43	28	31	39	38	56	43	127	176
Total revenues	3,596	3,733	3,769	4,003	4,169	6,126	6,310	6,368	15,101	22,973

Claims and expenses
Claims and claim adjustment expenses	2,288	2,211	2,237	2,382	2,281	4,869	4,086	4,203	9,118	15,439
Amortization of deferred acquisition costs	462	484	512	526	526	805	820	827	1,984	2,978
General and administrative expenses	394	413	398	436	467	926	861	891	1,641	3,145
Interest expense	52	40	38	37	36	66	69	73	167	244
Total claims and expenses	3,196	3,148	3,185	3,381	3,310	6,666	5,836	5,994	12,910	21,806

Operating income (loss) before income taxes and minority interest	400	585	584	622	859	(540)	474	374	2,191	1,167
Income taxes	86	149	139	148	242	(237)	89	55	522	149
Minority interest, net of tax	(25)	5	3	11	3	7	13	12	(6)	35
Operating income (loss)	$339	$431	$442	$463	$614	$(310)	$372	$307	$1,675	$983

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Property and Casualty Operations

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Statutory underwriting
Net written premiums	$3,167	$3,269	$3,376	$3,389	$3,471	$5,261	$5,050	$5,154	$13,201	$18,936

Net earned premiums	$2,979	$3,100	$3,149	$3,317	$3,339	$5,161	$5,269	$5,276	$12,545	$19,045
Losses and loss adjustment expenses	2,234	2,163	2,189	2,329	2,209	4,818	4,040	4,139	8,915	15,206
Underwriting expenses	772	827	863	870	903	1,603	1,420	1,406	3,332	5,332
Statutory underwriting gain (loss)	(27)	110	97	118	227	(1,260)	(191)	(269)	298	(1,493)
Policyholder dividends	4	8	4	(3)	6	(10)	7	(9)	13	(6)
Statutory underwriting gain (loss) after policyholder dividends	$(31)	$102	$93	$121	$221	$(1,250)	$(198)	$(260)	$285	$(1,487)

Other statutory statistics
Reserves for losses and loss adjustment expenses	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$41,090	$41,728	$24,029	$41,728
Increase (decrease) in reserves (1)	$199	$(57)	$305	$302	$255	$15,724	$1,082	$638	$749	$17,699
Statutory surplus	$7,841	$8,122	$8,197	$8,444	$8,788	$13,955	$14,379	$15,112	$8,444	$15,112
Net written premiums/surplus (2)	1.58:1	1.55:1	1.57:1	1.56:1	1.54:1	1.51:1	1.43:1	1.36:1	1.56:1	1.36:1

(1)  Includes the acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713.

(2)     Quarters through 1Q 2004 based on 12 month rolling net written premiums.  2Q 2004 based on annualized current quarter net written premium.  3Q 2004 based on annualized 2Q 2004 and 3Q 2004 net written premium.  4Q 2004 based on annualized 2Q 2004, 3Q 2004 and 4Q 2004 net written premium.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Written premiums
Direct	$3,633	$3,672	$3,881	$3,791	$3,923	$5,905	$5,850	$5,779	$14,977	$21,457
Assumed	109	114	135	140	109	293	248	166	498	816
Ceded	(575)	(517)	(640)	(542)	(561)	(937)	(1,048)	(791)	(2,274)	(3,337)
Net	$3,167	$3,269	$3,376	$3,389	$3,471	$5,261	$5,050	$5,154	$13,201	$18,936

Earned premiums
Direct	$3,403	$3,540	$3,605	$3,776	$3,758	$5,909	$5,971	$5,955	$14,324	$21,593
Assumed	124	123	116	134	127	337	283	278	497	1,025
Ceded	(548)	(563)	(572)	(593)	(546)	(1,092)	(985)	(957)	(2,276)	(3,580)
Net	$2,979	$3,100	$3,149	$3,317	$3,339	$5,154	$5,269	$5,276	$12,545	$19,038

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Revenues
Premiums	$1,567	$1,618	$1,626	$1,741	$1,731	$2,358	$2,315	$2,263	$6,552	$8,667
Net investment income	318	320	326	360	423	413	417	455	1,324	1,708
Fee income	133	127	131	154	168	164	178	170	545	680
Other revenues	3	17	4	9	14	12	23	6	33	55
Total revenues	2,021	2,082	2,087	2,264	2,336	2,947	2,933	2,894	8,454	11,110

Claims and expenses
Claims and claim adjustment expenses	1,342	1,198	1,171	1,459	1,198	1,661	1,876	2,508	5,170	7,243
Amortization of deferred acquisition costs	229	237	250	255	254	350	350	335	971	1,289
General and administrative expenses	232	254	237	262	287	436	399	407	985	1,529
Interest expense	1	1	1	2	1	1	1	—	5	3
Total claims and expenses	1,804	1,690	1,659	1,978	1,740	2,448	2,626	3,250	7,131	10,064

Operating income (loss) before federal income taxes and minority interest	217	392	428	286	596	499	307	(356)	1,323	1,046
Income taxes	35	93	97	43	163	134	42	(166)	268	173
Minority interest, net of tax	(25)	5	3	11	3	1	5	2	(6)	11
Operating income (loss)	$207	$294	$328	$232	$430	$364	$260	$(192)	$1,061	$862

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Underwriting gain (loss)	$(64)	$42	$78	$(39)	$109	$37	$(74)	$(545)	17	(473)
Net investment income	243	245	249	277	314	320	323	352	1,014	1,309
Other, including minority interest	28	7	1	(6)	7	7	11	1	30	26
Operating Income (loss)	$207	$294	$328	$232	$430	$364	$260	$(192)	$1,061	$862

GAAP Combined ratio (1), (2)
Loss and loss adjustment expense ratio	81.7%	71.1%	68.4%	80.1%	64.5%	67.8%	77.3%	107.2%	75.4%	80.0%
Underwriting expense ratio	24.5%	25.3%	25.2%	24.7%	25.9%	29.5%	28.1%	28.8%	24.9%	28.2%
Combined ratio	106.2%	96.4%	93.6%	104.8%	90.4%	97.3%	105.4%	136.0%	100.3%	108.2%

Impact of catastrophes on combined ratio	1.9%	2.6%	2.2%	-0.2%	0.0%	0.0%	12.2%	3.3%	1.6%	4.1%
Impact of prior year reserve development on combined ratio	12.6%	3.2%	1.5%	23.1%	-0.3%	5.6%	2.1%	44.5%	10.3%	13.6%

(1)  Before policyholder dividends

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Billing and policy fees	$2	$2	$2	$2	$2	$4	$3	$4	$9	$13
Fee income:
Loss and loss adjustment expenses	$59	$45	$56	$69	$77	$78	$83	$82	$229	$320
Other underwriting expenses	74	82	75	85	91	86	95	88	316	360
Total fee income	$133	$127	$131	$154	$168	$164	$178	$170	$545	$680

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Statutory underwriting
Net written premiums	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$2,070	$2,148	$6,862	$8,213

Net earned premiums	$1,567	$1,618	$1,626	$1,741	$1,731	$2,358	$2,315	$2,263	$6,552	$8,667
Losses and loss adjustment expenses	1,289	1,152	1,124	1,402	1,126	1,607	1,812	2,435	4,967	6,980
Underwriting expenses	386	408	421	430	443	693	593	580	1,645	2,309
Statutory underwriting gain (loss)	(108)	58	81	(91)	162	58	(90)	(752)	(60)	(622)
Policyholder dividends	2	2	3	(5)	5	(14)	2	(1)	2	(8)
Statutory underwriting gain (loss) after policyholder dividends	$(110)	$56	$78	$(86)	$157	$72	$(92)	$(751)	$(62)	$(614)

Other statistics
Effective tax rate on net investment income	23.5%	23.2%	23.4%	23.3%	25.7%	22.5%	22.4%	22.9%	23.3%	23.6%
Net Investment Income (after-tax)	$243	$245	$249	$277	$314	$320	$323	$352	$1,014	$1,309

Catastrophes, net of reinsurance:
Pre-tax	$30	$42	$35	$(4)	$—	$—	$284	$74	$103	$358
After-tax	20	27	23	(3)	—	—	184	49	67	233

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Net written premiums by market

Commercial accounts	$798	$751	$796	$906	$848	$1,116	$1,075	$1,172	$3,251	$4,211
Select accounts	509	517	506	515	531	709	653	662	2,047	2,555
National accounts	206	169	232	224	240	237	229	234	831	940
Total core	1,513	1,437	1,534	1,645	1,619	2,062	1,957	2,068	6,129	7,706
Commercial other	189	189	174	181	146	168	113	80	733	507
Total	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$2,070	$2,148	$6,862	$8,213

Net written premiums by product line
Commercial multi-peril	$572	$533	$539	$602	$606	$610	$618	$683	$2,246	$2,517
Workers’ compensation	319	266	329	320	350	361	391	397	1,234	1,499
Commercial automobile	320	333	333	327	326	432	405	413	1,313	1,576
Property	278	271	286	331	298	451	352	354	1,166	1,455
General liability	193	199	210	231	182	353	295	283	833	1,113
Other	20	24	11	15	3	23	9	18	70	53
Total	$1,702	$1,626	$1,708	$1,826	$1,765	$2,230	$2,070	$2,148	$6,862	$8,213

National Accounts
Additions to claim volume under administration (1)	$1,097	$702	$682	$809	$1,309	$707	$644	$740	$3,290	$3,400
Written fees	$182	$145	$141	$162	$214	$159	$142	$146	$630	$661

(1)  Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Proforma Net Written Premiums - Commercial

($ in millions)

This page displays proforma combined net written premiums of Travelers and St. Paul, prior to the merger, and reported net written premiums for St. Paul Travelers for second quarter 2004 and beyond.  Year to date 2004 reflects the sum of proforma and reported net written premiums.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Net written premiums by market

Commercial accounts	$1,192	$1,092	$1,227	$1,313	$1,262	$1,116	$1,075	$1,172	$4,824	$4,625
Select accounts	670	691	730	698	706	709	653	662	2,789	2,730
National accounts	238	211	267	261	282	237	229	234	977	982
Total core	2,100	1,994	2,224	2,272	2,250	2,062	1,957	2,068	8,590	8,337
Commercial other	305	271	233	141	166	168	113	80	950	527
Total	2,405	2,265	2,457	2,413	2,416	$2,230	$2,070	$2,148	$9,540	$8,864
Less: Pre-Merger St. Paul	703	639	749	587	651
Total Commercial excluding Pre-Merger St. Paul	$1,702	$1,626	$1,708	$1,826	$1,765

Net written premiums by product line
Commercial multi-peril	$620	$587	$607	$662	$660	$610	$618	$683	$2,476	$2,571
Workers’ compensation	399	355	451	428	460	361	391	397	1,633	1,609
Commercial automobile	435	427	465	446	440	432	405	413	1,773	1,690
Property	468	441	495	520	494	451	352	354	1,924	1,651
General liability	373	352	370	379	339	353	295	283	1,474	1,270
Other	110	103	69	(22)	23	23	9	18	260	73
Total	$2,405	$2,265	$2,457	$2,413	$2,416	$2,230	$2,070	$2,148	$9,540	$8,864

National Accounts
Additions to claim volume under administration (1)	$1,097	$702	$682	$809	$1,309	$707	$644	$740	$3,290	$3,400
Written fees	$186	$147	$143	$166	$218	$159	$142	$146	$642	$665
Less: Pre-Merger St. Paul	4	2	2	4	4
Total written fees excluding Pre-Merger St. Paul	$182	$145	$141	$162	$214

(1)  Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Operating Income - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Revenues
Premiums	$274	$289	$291	$317	$311	$1,428	$1,515	$1,537	$1,171	$4,791
Net investment income	48	45	42	48	51	135	156	165	183	507
Fee income	3	7	3	2	4	7	8	7	15	26
Other revenues	—	3	3	2	2	3	7	10	8	22
Total revenues	325	344	339	369	368	1,573	1,686	1,719	1,377	5,346

Claims and expenses
Claims and claim adjustment expenses	145	155	158	155	304	2,375	1,210	1,052	613	4,941
Amortization of deferred acquisition costs	49	52	54	58	56	227	225	240	213	748
General and administrative expenses	55	55	56	56	58	268	253	249	222	828
Total claims and expenses	249	262	268	269	418	2,870	1,688	1,541	1,048	6,517

Operating income (loss) before federal income taxes	76	82	71	100	(50)	(1,297)	(2)	178	329	(1,171)
Income taxes	21	24	20	30	(22)	(459)	(4)	38	95	(447)
Operating income (loss)	$55	$58	$51	$70	$(28)	$(838)	$2	$140	$234	$(724)

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Specialty

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Underwriting gain (loss)	$18	$21	$17	$32	$(68)	$(939)	$(122)	$4	$88	$(1,125)
Net investment income	37	34	33	36	38	99	117	127	140	381
Other	—	3	1	2	2	2	7	9	6	20
Operating Income (loss)	$55	$58	$51	$70	$(28)	$(838)	$2	$140	$234	$(724)

GAAP Combined ratio (1), (2)
Loss and loss adjustment expense ratio	52.6%	51.0%	53.9%	48.2%	97.7%	165.7%	79.3%	68.7%	51.3%	102.8%
Underwriting expense ratio	37.2%	35.2%	36.5%	35.2%	35.2%	34.5%	31.2%	31.6%	36.0%	32.6%
Combined ratio	89.8%	86.2%	90.4%	83.4%	132.9%	200.2%	110.5%	100.3%	87.3%	135.4%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	12.3%	2.6%	0.0%	4.8%
Impact of prior year reserve development on combined ratio	0.0%	0.0%	0.0%	3.8%	48.2%	95.5%	4.8%	0.0%	1.0%	33.1%

(1) Before policyholder dividends

(2) Fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Fee income:
Loss and loss adjustment expenses	$—	$2	$—	$—	$(1)	$5	$4	$4	$2	$12
Other underwriting expenses	3	5	3	2	5	2	4	3	13	14
Total fee income	$3	$7	$3	$2	$4	$7	$8	$7	$15	$26

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Statutory underwriting
Net written premiums	$315	$332	$312	$299	$340	$1,473	$1,408	$1,573	$1,258	$4,794

Net earned premiums	$274	$289	$291	$317	$311	$1,435	$1,515	$1,537	$1,171	$4,798
Losses and loss adjustment expenses	144	153	157	159	304	2,382	1,225	1,060	613	4,971
Underwriting expenses	106	107	109	109	114	513	422	430	431	1,479
Statutory underwriting gain (loss)	24	29	25	49	(107)	(1,460)	(132)	47	127	(1,652)
Policyholder dividends	2	6	1	2	1	4	5	(8)	11	2
Statutory underwriting gain (loss) after policyholder dividends	$22	$23	$24	$47	$(108)	$(1,464)	$(137)	$55	$116	$(1,654)

Other statistics
Effective tax rate on net investment income	25.8%	24.9%	23.8%	24.0%	25.2%	26.0%	24.8%	24.2%	24.6%	25.0%
Net Investment Income (after-tax)	$37	$34	$33	$36	$38	$99	$117	$127	$140	$381

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—	$—	$186	$39	$—	$225
After-tax	—	—	—	—	—	—	126	29	—	155

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Net written premiums by market
Construction	$151	$126	$95	$102	$126	$275	$192	$253	$474	$846
Bond	164	206	217	197	214	248	345	329	784	1,136
Financial & Professional Services	—	—	—	—	—	198	212	221	—	631
Other	—	—	—	—	—	411	427	449	—	1,287
Total Domestic Specialty	$315	$332	$312	$299	$340	$1,132	$1,176	$1,252	$1,258	$3,900
International Specialty	—	—	—	—	—	341	232	321	—	894
Total	$315	$332	$312	$299	$340	$1,473	$1,408	$1,573	$1,258	$4,794

Net written premiums by product line
Workers’ compensation	$39	$35	$20	$22	$28	$131	$113	$154	$116	$426
Commercial automobile	33	27	22	23	31	107	113	105	105	356
Property	4	4	5	5	4	96	119	106	18	325
General liability	—	—	—	—	—	197	125	116	—	438
International	—	—	—	—	—	341	232	321	—	894
Other	239	266	265	249	277	601	706	771	1,019	2,355
Total	$315	$332	$312	$299	$340	$1,473	$1,408	$1,573	$1,258	$4,794

The St. Paul Travelers Companies, Inc.

Proforma Net Written Premiums - Specialty

($ in millions)

This page displays proforma combined net written premiums of Travelers and St. Paul, prior to the merger, and reported net written premiums for St. Paul Travelers for second quarter 2004 and beyond.  Year to date 2004 reflects the sum of proforma and reported net written premiums.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Net written premiums by market
Construction	$390	$320	$241	$281	$324	$275	$192	$253	$1,232	$1,044
Bond	256	354	350	299	286	248	345	329	1,259	1,208
Financial & Professional Services	124	154	177	169	157	198	212	221	624	788
Other	349	419	454	450	420	411	427	449	1,672	1,707
Total Domestic Specialty	$1,119	$1,247	$1,222	$1,199	$1,187	$1,132	$1,176	$1,252	$4,787	$4,747
International Specialty	468	240	289	333	310	341	232	321	1,330	1,204
Total	1,587	1,487	1,511	1,532	1,497	$1,473	$1,408	$1,573	$6,117	$5,951
Less: Pre-Merger St. Paul	1,272	1,155	1,199	1,233	1,157
Total Specialty excluding Pre-Merger St. Paul	$315	$332	$312	$299	$340

Net written premiums by product line (1)
Workers’ compensation	$178	$158	$124	$146	$165	$131	$113	$154	$606	$563
Commercial automobile	137	141	115	125	125	107	113	105	518	450
Property	78	120	134	111	97	96	119	106	443	418
General liability	152	147	137	139	147	197	125	116	575	585
International	468	240	289	333	310	341	232	321	1,330	1,204
Other	574	681	712	678	653	601	706	771	2,645	2,731
Total	$1,587	$1,487	$1,511	$1,532	$1,497	$1,473	$1,408	$1,573	$6,117	$5,951

(1)  Prior periods have been restated to conform to current product line definitions for the Specialty segment.

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Revenues
Premiums	$1,138	$1,193	$1,232	$1,259	$1,297	$1,368	$1,439	$1,476	$4,822	$5,580
Net investment income	89	91	90	91	145	93	92	112	361	442
Other revenues	22	23	20	20	23	21	22	25	85	91
Total revenues	1,249	1,307	1,342	1,370	1,465	1,482	1,553	1,613	5,268	6,113

Claims and expenses
Claims and claim adjustment expenses	801	858	908	768	779	833	1,000	643	3,335	3,255
Amortization of deferred acquisition costs	184	195	208	213	216	228	245	252	800	941
General and administrative expenses	102	100	102	116	119	132	129	156	420	536
Total claims and expenses	1,087	1,153	1,218	1,097	1,114	1,193	1,374	1,051	4,555	4,732

Operating income before federal income taxes	162	154	124	273	351	289	179	562	713	1,381
Income taxes	50	47	36	88	114	92	52	184	221	442
Operating income	$112	$107	$88	$185	$237	$197	$127	$378	$492	$939

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Underwriting gain	$34	$26	$10	$105	$119	$113	$41	$278	175	$551
Net investment income	64	66	65	66	102	70	72	85	261	329
Other	14	15	13	14	16	14	14	15	56	59
Operating Income	$112	$107	$88	$185	$237	$197	$127	$378	$492	$939

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	70.4%	71.9%	73.7%	61.0%	60.1%	60.9%	69.5%	43.6%	69.1%	58.3%
Underwriting expense ratio	23.3%	23.1%	23.6%	24.6%	24.2%	24.7%	24.5%	26.1%	23.7%	24.9%
Combined ratio	93.7%	95.0%	97.3%	85.6%	84.3%	85.6%	94.0%	69.7%	92.8%	83.2%

Impact of catastrophes on combined ratio	3.3%	5.8%	7.5%	4.0%	1.5%	1.8%	9.9%	0.2%	5.2%	3.4%
Impact of prior year reserve development on combined ratio	-3.1%	-3.1%	-3.1%	-8.1%	-7.8%	-7.3%	-2.6%	-9.5%	-4.4%	-6.8%

(1)   Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Billing and policy fees	$20	$20	$20	$20	$21	$22	$23	$22	$80	$88

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Statutory underwriting

Net written premiums by product line
Automobile	$737	$778	$796	$743	$847	$892	$884	$810	$3,054	$3,433
Homeowners and other	413	533	560	521	519	666	688	623	2,027	2,496
Total	$1,150	$1,311	$1,356	$1,264	$1,366	$1,558	$1,572	$1,433	$5,081	$5,929

Net earned premiums	$1,138	$1,193	$1,232	$1,259	$1,297	$1,368	$1,439	$1,476	$4,822	$5,580
Losses and loss adjustment expenses	801	858	908	768	779	829	1,003	644	3,335	3,255
Underwriting expenses	280	312	333	331	346	397	405	396	1,256	1,544
Statutory underwriting gain (loss)	$57	$23	$(9)	$160	$172	$142	$31	$436	$231	$781

Other statistics
Effective tax rate on net investment income	27.5%	27.4%	27.1%	27.0%	29.6%	24.2%	22.6%	23.7%	27.3%	25.6%
Net investment income (after-tax)	$64	$66	$65	$66	$102	$70	$72	$85	$261	$329

Catastrophes, net of reinsurance:
Pre-tax	$37	$69	$93	$50	$20	$24	$142	$3	$249	$189
After-tax	24	45	60	33	13	16	92	2	162	123

Policies in force (in thousands)
Automobile	1,995	2,016	2,045	2,069	2,157	2,234	2,260	2,264	2,069	2,264
Homeowners and other	3,201	3,247	3,319	3,380	3,493	3,650	3,787	3,879	3,380	3,879

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Statutory underwriting

Net written premiums	$737	$778	$796	$743	$847	$892	$884	$810	$3,054	$3,433

Net earned premiums	$706	$737	$753	$759	$782	$825	$851	$862	$2,955	$3,320
Losses and loss adjustment expenses	526	551	569	564	577	596	617	468	2,210	2,258
Underwriting expenses	169	173	185	179	199	205	207	206	706	817
Statutory underwriting gain (loss)	$11	$13	$(1)	$16	$6	$24	$27	$188	$39	$245

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	74.4%	74.8%	75.5%	74.3%	73.7%	72.7%	72.1%	54.3%	74.8%	68.0%
Underwriting expense ratio	22.2%	21.4%	22.3%	22.2%	22.7%	22.4%	22.3%	24.0%	22.0%	22.8%
Combined ratio	96.6%	96.2%	97.8%	96.5%	96.4%	95.1%	94.4%	78.3%	96.8%	90.8%

Impact of catastrophes on combined ratio	0.0%	0.9%	0.5%	0.0%	0.0%	0.0%	0.6%	0.3%	0.3%	0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$7	$4	$—	$—	$—	$5	$3	$11	$8
After-tax	—	5	2	—	—	—	3	2	7	5

Policies in force (in thousands)	1,995	2,016	2,045	2,069	2,157	2,234	2,260	2,264
Change from prior year quarter	1.8%	2.0%	3.0%	4.1%	8.1%	10.8%	10.5%	9.4%
Change from prior quarter	0.4%	1.1%	1.4%	1.2%	4.3%	3.6%	1.2%	0.2%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Billing and policy fees	$13	$13	$13	$13	$14	$14	$15	$14	$52	$57

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Statutory underwriting

Net written premiums	$413	$533	$560	$521	$519	$666	$688	$623	$2,027	$2,496

Net earned premiums	$432	$456	$479	$500	$515	$543	$588	$614	$1,867	$2,260
Losses and loss adjustment expenses	275	307	339	204	202	233	386	176	1,125	997
Underwriting expenses	111	139	148	152	147	192	198	190	550	727
Statutory underwriting gain (loss)	$46	$10	$(8)	$144	$166	$118	$4	$248	$192	$536

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	63.8%	67.2%	70.7%	40.8%	39.2%	42.9%	65.7%	28.6%	60.2%	44.1%
Underwriting expense ratio	25.3%	25.8%	25.6%	28.3%	26.6%	28.2%	27.7%	29.0%	26.3%	27.9%
Combined ratio	89.1%	93.0%	96.3%	69.1%	65.8%	71.1%	93.4%	57.6%	86.5%	72.0%

Impact of catastrophes on combined ratio	8.6%	13.6%	18.6%	10.0%	3.9%	4.4%	23.3%	0.0%	12.7%	8.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$37	62	89	$50	$20	$24	$137	$—	238	181
After-tax	24	40	57	33	13	16	89	—	154	118

Policies in force (in thousands)	3,201	3,247	3,319	3,380	3,493	3,650	3,787	3,879
Change from prior year quarter	1.1%	2.6%	4.7%	6.3%	9.1%	12.4%	14.1%	14.8%
Change from prior quarter	0.6%	1.4%	2.2%	1.8%	3.3%	4.5%	3.8%	2.4%

(1)   Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Billing and policy fees	$7	$7	$7	$7	$7	$8	$8	$8	$28	$31

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Asset Management

($ in millions)

	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2004

Revenues
Investment advisory fees from assets under management	$115	$121	$127	$363
Underwriting and distribution of investment products	2	2	3	7
Other	4	9	7	20
Total revenues	121	132	137	390

Expenses
Employee compensation and benefits	39	45	44	128
Interest Expense	3	2	3	8
Other	23	24	25	72
Total expenses	65	71	72	208

Income before minority interest and income taxes	56	61	65	182
Income taxes	22	24	23	69

Income before minority interest	34	37	42	113
Minority interest, net of tax	7	8	10	25
Net income	$27	$29	$32	$88

Other Information
Assets under management	$101,857	$106,891	$115,453
Net investment flows	$3,108	$2,891	$5,226

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Interest Expense and Other

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Revenues
Net investment income	$1	$—	$—	$—	$—	$1	$2	$3	$1	$6
Other revenues	—	—	1	—	—	2	4	2	1	8
Total revenues	1	—	1	—	—	3	6	5	2	14

Claims and expenses
Interest expense	51	39	37	35	35	62	66	70	162	233
General and administrative expenses	5	4	3	2	3	28	11	10	14	52
Total claims and expenses	56	43	40	37	38	90	77	80	176	285

Operating loss before federal income tax benefit	(55)	(43)	(39)	(37)	(38)	(87)	(71)	(75)	(174)	(271)
Income taxes	(20)	(15)	(14)	(13)	(13)	(26)	(25)	(24)	(62)	(88)
Minority Interest, net of tax	—	—	—	—	—	(1)	—	—	—	(1)
Operating loss	$(35)	$(28)	$(25)	$(24)	$(25)	$(60)	$(46)	$(51)	$(112)	$(182)

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet

($ in millions)

	December 31, 2004 (1)	December 31, 2003

Assets
Fixed maturities, available for sale at fair value (including $2,582 and $696 subject to securities lending and repurchase agreements) (amortized cost $53,004 and $31,478)	$54,256	$33,046
Equity securities, at fair value (cost $720 and $672)	791	733
Real estate	1,093	2
Mortgage loans	191	211
Short-term securities	5,142	2,138
Other investments	3,237	2,523
Total investments	64,710	38,653

Cash	274	352
Investment income accrued	671	362
Premiums receivable	6,201	4,090
Reinsurance recoverables	19,054	11,174
Ceded unearned premiums	1,522	939
Deferred acquisition costs	1,559	965
Deferred tax asset	2,011	678
Contractholder receivables	5,629	3,121
Goodwill	5,281	2,412
Intangible assets	1,702	422
Other assets	3,459	1,704
Total assets	$112,073	$64,872

	December 31, 2004 (1)	December 31, 2003

Liabilities
Claims and claim adjustment expense reserves	$59,070	$34,573
Unearned premium reserves	11,310	7,111
Contractholder payables	5,629	3,121
Payables for reinsurance premiums	853	403
Debt	6,624	2,675
Payables for securities lending and repurchase agreements	—	711
Other liabilities	7,386	4,291
Total liabilities	90,872	52,885

Shareholders’ equity
Preferred stock:
Stock Ownership Plan - convertible preferred stock (0.6 shares issued and outstanding)	193	—
Guaranteed obligation - Stock Ownership Plan	(5)	—
Common stock (1,750.0 shares authorized; 670.7 and 437.8 shares issued; 670.3 and 435.8 shares outstanding) (2)	17,401	10
Additional paid-in capital		8,705
Retained earnings	2,757	2,290
Accumulated other changes in equity from nonowner sources	952	1,086
Treasury stock, at cost (0.4 and 2.0 shares)	(14)	(74)
Unearned compensation	(83)	(30)
Total shareholders’ equity	21,201	11,987
Total liabilities and shareholders’ equity	$112,073	$64,872

(1)          Preliminary.

(2)          The number of shares for all periods presented has been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  In addition, common stock and additional paid-in capital have been restated to give effect to the difference in par value of the exchanged shares.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value,$ in millions)

	December 31, 2004	Pre-tax Book Yield (1)	December 31, 2003	Pre-tax Book Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$27,673	4.78%	$17,655	5.54%
Tax-exempt fixed maturities	26,583	4.14%	15,391	4.47%
Total fixed maturities	54,256	4.47%	33,046	5.04%

Non-redeemable preferred stocks	594	6.71%	644	6.89%
Common stocks	197	N/A	89	N/A
Total equity securities	791	N/A	733	N/A

Mortgage loans	191	8.25%	211	7.38%

Real estate	1,093	N/A	2	N/A

Short-term securities	5,142	2.23%	2,138	1.08%

Private equities	1,807	N/A	1,226	N/A
Arbitrage funds	844	N/A	983	N/A
Real estate joint ventures & other	548	N/A	257	N/A
Trading securities	38	N/A	57	N/A
Total other investments	3,237	N/A	2,523	N/A

Total investments	$64,710	4.31%	$38,653	4.84%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$868		$1,060

(1) The reduction in pre-tax book yield reflects the purchase accounting adjustment on the St Paul investment portfolio.

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value,$ in millions)

	December 31, 2004	December 31, 2003
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$8,678	$7,738
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	3,033	1,384
Corporates (including redeemable preferreds)	13,843	8,241
Obligations of states and political subdivisions	26,841	15,427
Debt securities issued by foreign governments	1,861	256
Subtotal - Available-for-sale securities	54,256	33,046
Trading securities	15	33
Total fixed maturities	$54,271	$33,079

Fixed Maturities

Quality Characteristics (1)

	December 31, 2004
	Amount	% of Total
Quality Ratings
Aaa	$32,656	60.2%
Aa	11,081	20.4
A	4,931	9.1
Baa	3,810	7.0
Total investment grade	52,478	96.7
Ba	892	1.6
B	638	1.2
Caa and lower	248	0.5
Total below investment grade	1,778	3.3
Total fixed maturities, excluding trading securities	$54,256	100.0%
Trading securities	$15
Average weighted quality	AA2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.1

(1)          Rated using external rating agencies, or by St. Paul Travelers when a public rating does not exist. Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Net Investment Income

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Gross investment income
Fixed maturities	$391	$371	$372	$393	$412	$555	$583	$579	$1,527	$2,129
Short-term securities	37	38	23	9	9	12	21	27	107	69
Mortgage loans	6	6	9	5	4	14	4	3	26	25
Other (1)	35	58	67	103	249	67	69	161	263	546
	469	473	471	510	674	648	677	770	1,923	2,769
Investment expenses (1)	13	17	13	11	55	6	10	35	54	106
Net investment income, pre-tax	456	456	458	499	619	642	667	735	1,869	2,663
Income taxes	112	111	111	120	165	152	153	173	454	643
Net investment income, after-tax	$344	$345	$347	$379	$454	$490	$514	$562	$1,415	$2,020

Effective tax rate	24.6%	24.3%	24.2%	24.1%	26.6%	23.7%	23.0%	23.4%	24.3%	24.2%

Average invested assets (2)	$34,373	$35,182	$35,454	$36,216	$37,097	$59,510	$61,527	$63,202	$35,306	$55,334

Average yield pre-tax	5.3%	5.2%	5.2%	5.6%	6.7%	4.3%	4.3%	4.7%	5.3%	4.8%
Average yield after-tax	4.0%	3.9%	3.9%	4.2%	4.9%	3.3%	3.3%	3.6%	4.0%	3.7%

(1)          Includes $167 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment. Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)          Reduced by payables for securities lending and repurchase agreements and excludes net unrealized investment gains and losses, receivables for investment sales, and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Net realized investment gains (losses)
Fixed maturities	$27	$55	$(40)	$27	$12	$38	$11	$2	$69	$63
Equity securities	3	(1)	4	—	1	1	8	14	6	24
Other	(23)	(38)	13	11	(55)	16	(68)	(19)	(37)	(126)
Realized investment gains (losses) before tax and minority interest	7	16	(23)	38	(42)	55	(49)	(3)	38	(39)
Related taxes	2	6	(7)	12	(15)	20	(17)	1	13	(11)
Minority interest, net of tax	4	—	—	—	—	—	—	—	4	—
Net realized investment gains (losses)	$1	$10	$(16)	$26	$(27)	$35	$(32)	$(4)	$21	$(28)

Gross investment gains (1)	$94	$251	$252	$235	$135	$371	$185	$326	$832	$1,017
Gross investment losses before impairments (1)	(29)	(216)	(268)	(191)	(166)	(293)	(206)	(311)	(704)	(976)
Impairments	(58)	(19)	(7)	(6)	(11)	(23)	(28)	(18)	(90)	(80)
Realized investment gains (losses) before tax and minority interest	7	16	(23)	38	(42)	55	(49)	(3)	38	(39)
Related taxes	2	6	(7)	12	(15)	20	(17)	1	13	(11)
Minority interest, net of tax	4	—	—	—	—	—	—	—	4	—
Net realized investment gains (losses)	$1	$10	$(16)	$26	$(27)	$35	$(32)	$(4)	$21	$(28)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,310	$1,819	$1,562	$1,567	$1,805	$154	$1,268	$1,252
Equity securities & other	13	56	50	60	75	71	57	85
Unrealized investment gains before tax and minority interest	1,323	1,875	1,612	1,627	1,880	225	1,325	1,337
Related taxes	459	653	564	569	658	84	466	469
Minority interest, net of tax	(5)	(2)	(3)	(2)	(1)	—	—	—

Balance, end of period	$869	$1,224	$1,051	$1,060	$1,223	$141	$859	$868

(1)     Includes gross investment gains and gross investment losses related to U.S. Treasury futures which are settled daily.  The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio:

Gross investment Treasury future gains	$1	$123	$207	$175	$105	$161	$78	$86	$506	$430
Gross investment Treasury future losses	$7	$167	$194	$164	$160	$104	$124	$85	$532	$473

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	December 31, 2004	December 31, 2003
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$13,367	$6,946
Allowance for uncollectible reinsurance	(751)	(387)
Net reinsurance recoverables	12,616	6,559
Mandatory pools and associations	2,497	2,204
Structured settlements	3,941	2,411
Total reinsurance recoverables	$19,054	$11,174

The Company’s top five reinsurers,  including retroactive reinsurance, by reinsurance recoverable at December 31, 2004 is as follows:

Reinsurer	December 31, 2004	December 31, 2003	A.M. Best Rating of Reinsurer
American Re-Insurance Company	$1,198	$913	A+ second highest of 16 ratings
General Reinsurance Corporation ($300.0)	826	437	A++ highest of 16 ratings
XL Reinsurance America Inc.	613	216	A+ second highest of 16 ratings
Transatlantic Reinsurance Company	604	397	A+ second highest of 16 ratings
Swiss Reinsurance America Corporation	493	301	A+ second highest of 16 ratings

* Brackets indicate retroactive balance that is included in the 12/31/04 total.

The gross reinsurance recoverable on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

During the first quarter of 2004, the Company entered into an agreement to settle all current and future reinsurance claims against certain underwriters at Lloyds of London reinsured by Equitas.  Under terms of this settlement, the Company received $245 million, resolving approximately $255 million of Travelers’ net claim balances from Equitas.  If federal asbestos reform legislation was enacted by the 108th U.S. Congress, Equitas could have elected to recoup $150 million from Travelers and, if Equitas made that election, the reinsurance agreements for asbestos coverage would have been reinstated. Those funds were held in trust, and the related reinsurance recoverables and reserves remained on the balance sheet until the contingency was resolved at the end of the fourth quarter when Equitas released the funds in trust to the Company.  At the end of the fourth quarter, the entire $255 million was reflected as a reduction to the reinsurance recoverable.

During the second quarter of 2004, the Company entered into an agreement with a reinsurer to settle all current and future reinsurance claims related to various treaty reinsurance programs.  This commutation agreement resolves $1.069 billion in net claim balances from this reinsurer and has been reflected as a reduction in the reinsurance recoverable.  In addition to the commutation, the Company entered into a new reinsurance agreement covering the 2000 accident year for the former St. Paul companies on an aggregate basis.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

Historical results conform with current business segment definitions.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004
Commercial
Beginning of period	$18,359	$18,535	$18,376	$18,497	$18,791	$18,847	$27,442	$27,795	$18,359	$18,791
Incurred (1)	1,289	1,152	1,124	1,402	1,126	1,607	1,812	2,435	4,967	6,980
Paid	(1,113)	(1,311)	(1,003)	(1,108)	(1,070)	(1,448)	(1,460)	(1,881)	(4,535)	(5,859)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	8,436	1	64	—	8,501
End of period	$18,535	$18,376	$18,497	$18,791	$18,847	$27,442	$27,795	$28,413	$18,791	$28,413

Specialty
Beginning of period	$1,963	$1,916	$1,940	$1,971	$2,020	$2,204	$9,231	$9,742	$1,963	$2,020
Incurred (1)	144	153	157	159	304	2,382	1,225	1,060	613	4,971
Paid	(191)	(129)	(126)	(110)	(120)	(607)	(682)	(944)	(556)	(2,353)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	5,252	(32)	123	—	5,343
End of period	$1,916	$1,940	$1,971	$2,020	$2,204	$9,231	$9,742	$9,981	$2,020	$9,981

Personal
Beginning of period	$2,959	$3,028	$3,106	$3,259	$3,218	$3,233	$3,335	$3,553	$2,959	$3,218
Incurred (1)	801	858	908	768	779	829	1,003	643	3,335	3,254
Paid	(732)	(780)	(755)	(809)	(764)	(752)	(785)	(862)	(3,076)	(3,163)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	25	—	—	—	25
End of period	$3,028	$3,106	$3,259	$3,218	$3,233	$3,335	$3,553	$3,334	$3,218	$3,334

Total
Beginning of period	$23,281	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$41,090	$23,281	$24,029
Incurred (1)	2,234	2,163	2,189	2,329	2,209	4,818	4,040	4,138	8,915	15,205
Paid	(2,036)	(2,220)	(1,884)	(2,027)	(1,954)	(2,807)	(2,927)	(3,687)	(8,167)	(11,375)
Acquired reserves, foreign exchange and other (2)	—	—	—	—	—	13,713	(31)	187	—	13,869
End of period	$23,479	$23,422	$23,727	$24,029	$24,284	$40,008	$41,090	$41,728	$24,029	$41,728

(1) Includes prior year reserve development (benefit)/charge and accretion of discount.

(2) All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

Commercial
Prior year reserve development:
Asbestos	$—	$—	$—	$—	$—	$5	$—	$922	$—	$927
Environmental	—	—	—	60	—	197	5	84	60	286
All other	198	51	24	343	(6)	(69)	43	2	616	(30)
Accretion of discount	20	15	17	18	16	17	15	25	70	73
Total Commercial	218	66	41	421	10	150	63	1,033	746	1,256

Specialty
Prior year reserve development:
Asbestos	—	—	—	—	—	—	1	—	—	1
Environmental	—	—	—	—	—	7	(3)	—	—	4
All other	—	—	—	12	150	1,357	74	—	12	1,581
Accretion of discount	1	—	1	—	—	1	1	—	2	2
Total Specialty	1	—	1	12	150	1,365	73	—	14	1,588

Personal	(35)	(37)	(38)	(102)	(101)	(100)	(37)	(140)	(212)	(378)
Total (3)	$184	$29	$4	$331	$59	$1,415	$99	$893	$548	$2,466

(3)     Prior year reserve development within incurred losses does not include the benefit (detriment) of retroactive reinsurance which totals $(15) million; $5 million for 2Q 2004, $0 for 3Q 2004 and 4Q 2004, respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Asbestos reserves
Beginning reserves:
Direct	$4,287	$4,083	$3,958	$3,885	$3,782	$3,688	$4,052	$3,976	$4,287	$3,782
Ceded	(883)	(861)	(847)	(819)	(805)	(799)	(999)	(868)	(883)	(805)
Net	3,404	3,222	3,111	3,066	2,977	2,889	3,053	3,108	3,404	2,977
Acquired reserves:
Direct	—	—	—	—	—	502	—	—	—	502
Ceded	—	—	—	—	—	(191)	—	—	—	(191)
Incurred losses and loss expenses:
Direct	—	—	—	—	—	7	2	932	—	941
Ceded	—	—	—	—	—	(2)	(1)	(10)	—	(13)
Accretion of discount:
Direct	8	5	6	6	5	5	3	4	25	17
Ceded	—	—	—	—	—	—	—	—	—	—
Losses paid:								—	—	—
Direct	212	130	79	109	99	150	81	137	530	467
Ceded	(22)	(14)	(28)	(14)	(6)	7	(132)	(35)	(78)	(166)
Ending reserves:								—
Direct	4,083	3,958	3,885	3,782	3,688	4,052	3,976	4,790	3,782	4,790
Ceded	(861)	(847)	(819)	(805)	(799)	(999)	(868)	(858)	(805)	(858)
Net	$3,222	$3,111	$3,066	$2,977	$2,889	$3,053	$3,108	$3,932	$2,977	$3,932

Environmental reserves
Beginning reserves:
Direct	$448	$438	$338	$299	$331	$287	$764	$701	$448	$331
Ceded	(62)	(54)	(31)	(34)	(41)	(39)	(108)	(98)	(62)	(41)
Net	386	384	307	265	290	248	656	603	386	290
Acquired reserves:
Direct	—	—	—	—	—	271	—	—	—	271
Ceded	—	—	—	—	—	(58)	—	—	—	(58)
Incurred losses and loss expenses:
Direct	—	—	—	60	—	242	1	80	60	323
Ceded	—	—	—	—	—	(38)	1	4	—	(33)
Losses paid:
Direct	10	100	39	27	44	36	64	56	176	200
Ceded	(8)	(23)	3	7	(2)	(27)	(9)	(10)	(21)	(48)
Ending reserves:
Direct	438	338	299	331	287	764	701	725	332	725
Ceded	(54)	(31)	(34)	(41)	(39)	(108)	(98)	(84)	(41)	(84)
Net	$384	$307	$265	$290	$248	$656	$603	$641	$291	$641

See Glossary of Financial Measures and Description of Operating Segments on page 37

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	December 31, 2004	December 31, 2003
Debt

Commercial paper	$499	$—

Nuveen investments’ third party debt	305	—

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	893	893
Zero coupon convertible notes	117	—
6.00% Convertible notes payable due December 31, 2032	—	50
	1,010	943
Debt issuance costs	(23)	(24)
	987	919

Long-term debt
Medium-term notes with various due dates from 2004 to 2010	397	—
7.875% Notes due April 15, 2005	238	—
7.125% Notes due June 1, 2005	79	—
6.75% Notes due November 15, 2006	150	150
5.75% Notes due March 15, 2007	500	—
5.25% Notes due August 16, 2007	442	—
3.75% Notes due March 15, 2008	400	400
8.125% Notes due April 15, 2010	250	—
7.81% Notes with various due dates from September 16, 2004 - September 16, 2011	20	24
5.00% Notes due March 15, 2013	500	500
7.75% Notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	—
8.47% Subordinated debentures due January 10, 2027	81	—
6.375% Notes due March 15, 2033	500	500
8.50% Subordinated debentures due December 15, 2045	56	—
8.312% Subordinated debentures due July 1, 2046	73	—
7.60% Subordinated debentures due October 15, 2050	593	—
Total long-term debt	4,604	1,774
Unamortized fair value premium	245	—
Debt issuance costs	(16)	(18)
	4,833	1,756
Total debt	6,624	2,675

Minority interest	117	105

Preferred equity	188	—

Common equity (excluding SFAS 115)	20,145	10,926

Total capital	$27,074	$13,706

Total debt to capital	24.5%	19.5%

The St. Paul Travelers Companies, Inc.

Statutory to GAAP Shareholders’ Equity Reconciliation

(in millions)

	December 31, 2004	December 31, 2003

Statutory capital and surplus	$15,112	$8,444

GAAP adjustments

Goodwill and intangible assets	4,373	2,607

Investments	2,129	1,645

Noninsurance companies	(2,999)	(2,049)

Deferred acquisition costs	1,557	963

Deferred federal income tax	338	(71)

Reinsurance recoverables	461	152

Furniture, equipment & software	200	147

Employee benefits	83	102

Agents balances	139	28

Asset Management	(239)	—

Other	47	19

Total GAAP adjustments	6,089	3,543

GAAP shareholders’ equity	$21,201	$11,987

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Cash flows from operating activities
Net Income (Loss)	$340	$441	$426	$489	$587	$(275)	$340	$303	$1,696	$955
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Net realized investment (gains) losses	(7)	(16)	23	(39)	42	(55)	49	3	(39)	39
Depreciation and amortization	10	9	36	29	25	185	150	181	84	541
Deferred federal income taxes (benefit)	454	(13)	70	29	(17)	(99)	(62)	(95)	540	(273)
Amortization of deferred policy acquisition costs	463	483	512	525	526	805	820	828	1,983	2,979
Premium balances receivable	(87)	(147)	56	(50)	(12)	(90)	320	102	(228)	320
Reinsurance recoverables	24	(91)	138	(268)	239	(24)	(126)	(827)	(197)	(738)
Deferred acquisition costs	(480)	(516)	(547)	(533)	(549)	(819)	(810)	(770)	(2,076)	(2,948)
Claim and claim adjustment expense reserves	65	(150)	203	719	96	2,140	1,081	1,478	837	4,795
Unearned premium reserves	216	143	231	61	151	(4)	(84)	(105)	651	(42)
Trading account activities	(2)	(1)	(5)	(8)	2	13	4	1	(16)	20
Recoveries from former affiliate	361	—	—	—	—	—	—	—	361	—
Other	(464)	796	(89)	(6)	(309)	(314)	226	(3)	237	(400)
Net cash provided by operating activities	893	938	1,054	948	781	1,463	1,908	1,096	3,833	5,248

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	915	1,139	1,430	977	865	1,822	1,332	1,602	4,461	5,621
Mortgage loans	4	10	34	11	4	46	18	8	59	76
Proceeds from sales of investments
Fixed maturities	2,077	2,054	3,043	1,169	2,158	1,855	950	2,982	8,343	7,945
Equity securities	70	79	60	46	68	39	46	111	255	264
Mortgage loans	—	—	—	—	29	12	20	—	—	61
Real estate	—	11	—	—	—	21	8	—	11	29
Purchase of investments
Fixed maturities	(3,610)	(3,589)	(5,038)	(3,318)	(3,676)	(2,980)	(4,890)	(4,976)	(15,555)	(16,522)
Equity securities	(3)	(37)	(16)	(5)	(28)	(20)	(11)	(35)	(61)	(94)
Mortgage loans	(5)	(3)	(4)	—	(2)	(53)	—	—	(12)	(55)
Real estate	—	—	—	—	—	(10)	(22)	(22)	—	(54)
Short-term securities, (purchases) sales, net	(210)	(13)	2,817	316	224	(1,492)	(189)	(517)	2,910	(1,974)
Other investments, net	45	174	(156)	(3)	107	299	162	261	60	829
Securities transactions in course of settlement	(646)	276	(2,652)	76	(681)	(563)	712	(576)	(2,946)	(1,108)
Net cash acquired in merger	—	—	—	—	—	169	—	(3)	—	166
Other	—	—	—	—	—	11	14	4	—	29
Net cash provided by (used in) investing activities	(1,363)	101	(482)	(731)	(932)	(844)	(1,850)	(1,161)	(2,475)	(4,787)

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary (Continued)

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	4Q 2004	YTD 4Q 2003	YTD 4Q 2004

Cash flows from financing activities
Issuance of debt	1,932	—	—	—	—	—	128	174	1,932	302
Payment of debt	(625)	(24)	(454)	—	—	(224)	(3)	—	(1,103)	(227)
Payment of note payables to former affiliate	(700)	—	—	—	—	—	—	—	(700)	—
Redemption of mandatorily redeemable preferred stock	—	(900)	—	—	—	—	—	—	(900)	—
Treasury stock acquired:
Purchased	—	—	(40)	—	—	—	—	—	(40)	—
Net employee stock-based compensation	(2)	(4)	(7)	(5)	(9)	(26)	(9)	(13)	(18)	(57)
Issuance of common stock - employee stock options	8	10	10	13	29	42	18	34	41	123
Dividends to shareholders	(61)	(60)	(80)	(80)	(81)	(263)	(149)	(149)	(281)	(642)
Payment of dividend on subsidiary’s stock	(1)	(2)	(1)	(2)	—	(3)	(4)	(3)	(6)	(10)
Transfer of employee benefit obligations to former affiliates	(22)	(1)	—	—	—	—	—	—	(23)	—
Repurchase of Minority Interest	—	—	—	—	—	(76)	—	—	—	(76)
Other	—	—	—	—	—	(2)	27	16	—	41
Net cash provided by (used in) financing activities	529	(981)	(572)	(74)	(61)	(552)	8	59	(1,098)	(546)

Effect of exchange rate changes on cash	—	—	—	—	—	—	(2)	9	—	7

Net increase (decrease) in cash	59	58	—	143	(212)	67	64	3	260	(78)
Cash at beginning of period	92	151	209	209	352	140	207	271	92	352
Cash at end of period	$151	$209	$209	$352	$140	$207	$271	$274	352	274

Supplemental disclosure of cash flow information
Income taxes (received) paid	$37	$(525)	$128	$296	$108	$470	$24	$4	(64)	606
Interest paid	$42	$26	$49	$23	$47	$72	$83	$84	140	286

The St. Paul Travelers Companies, Inc.

Financial Supplement - Fourth Quarter 2004

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer.  Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude of certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income and operating income per share is net income excluding the after-tax impact of net realized investment gains (losses) and on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain or loss is the net earned premiums and the fee income less claims and claim adjustment expenses and insurance-related expenses.  This profit or loss calculation includes reinsurance assumed and ceded but excludes net investment income.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, billing and policy fees to net earned premium. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Pro forma combined net written premiums reflects the addition of net written premiums of The St. Paul and Travelers for periods prior to the merger on April 1, 2004. The pro forma combined net written premium amounts are not affected by purchase accounting adjustments. Net written premiums are a measure of business volume.  The pro forma information presented is not necessarily indicative of what would have occurred had the acquisition and related transactions been made on the beginning of the applicable period, or of future results of the Company.

Adjusted book value per share represents assets less liabilities excluding the after-tax impact of net unrealized gains and losses, divided by the number of shares outstanding.  In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property-casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial – Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial - Other  includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty in April 2004), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial and Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella, among others.  International Specialty includes operations in the U.K., Ireland, Canada, and the company’s participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Asset Management comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments.  The Company holds a 79% interest in Nuveen Investments.

* * * * *

Segment results for periods beginnig prior to April 1, 2004 have been restated from the historical presentation of  Travelers to conform to the new St. Paul Travelers segment arrangement where practicable.  As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger.  Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets to the identified  segments.  This methodology allocates pretax NII based upon an investable funds concept, which takes into account liabilities (net of non-invested assets) and appropriate capital considerations for each segment.  It is not practicable to apply the methodology to historical businesses and as such, actual (versus allocated) NII is included in revenues and operating income of the restated segments for periods prior to the merger.  It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger.  The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.